Back to Form 8-K

Exhibit 99.1
Centene and WellCare Stockholders Approve
Proposals Regarding Centene’s Pending Acquisition of WellCare

Companies Provide Update on State Regulatory Approval Process

Transaction on Track to Close by First Half of 2020

ST. LOUIS and TAMPA, Fla., June 24, 2019 – Centene Corporation (NYSE: CNC) (“Centene”) and WellCare Health Plans, Inc. (NYSE: WCG) (“WellCare”) today announced that the stockholders of both companies approved all proposals regarding Centene’s pending acquisition of WellCare pursuant to the definitive merger agreement between the parties.

At the special meeting of Centene’s stockholders held today in St. Louis, Centene stockholders voted to approve proposals of the pending transaction with WellCare. Approximately 85% of the outstanding shares of Centene common stock voted at the Centene special meeting, with over 99% voting to approve the issuance of Centene common stock in connection with the acquisition.

At the special meeting of WellCare’s stockholders held separately today in New York, WellCare stockholders voted to approve proposals of the pending transaction with Centene. Approximately 83% of the shares of WellCare outstanding common stock voted at the special meeting, with 99% voting in favor of the adoption of the merger agreement.

Centene and WellCare will each file the final vote results for their respective stockholder meetings on a Current Report on Form 8-K with the U.S. Securities and Exchange Commission.

“We are pleased that Centene stockholders overwhelmingly support the recommendation of the board of directors on the pending combination with WellCare and have voted in favor of the transaction,” said Michael F. Neidorff, Centene’s Chairman and Chief Executive Officer. “With the addition of WellCare, we are creating a combined company that is better able to serve members and help them achieve better health outcomes. Centene and WellCare will continue to move forward with federal and regulatory approvals with a focus on improving quality for recipients, fair compensation for providers and savings for states. We thank our stockholders for their continued support and look forward to working with WellCare to complete this transaction.”

“We thank WellCare stockholders for their continued support and are glad to achieve this important milestone as we work toward closing our combination with Centene. In addition to providing additional opportunities for our employees and better health outcomes for our members, this transaction provides WellCare with an opportunity to become part of a leader in the field, with full access to their systems and capabilities which support enhanced quality for recipients,” said Ken Burdick, WellCare’s Chief Executive Officer.

The companies are working through the 26-state insurance approval processes required for completion of the transaction. To date, all required Form As and Form Es have been filed, and conditional approvals have been obtained in four states—Alabama, Arkansas, Kentucky and Missouri. Missouri’s state approval is conditioned on the parties’ divestiture of certain Medicaid assets in Missouri.

In addition, Centene and WellCare each received a request for additional information and documentary information and materials from the Department of Justice (“DOJ”), which was not unexpected given the size of the transaction. The companies continue to work expeditiously and cooperatively with the DOJ through this process.

Centene and WellCare do not plan to, and expressly disclaim any obligation to, provide updates regarding the status of the regulatory approvals for the transaction.

The companies reaffirm their expectation that the transaction will be completed by the first half of 2020.

Completion of the transaction remains subject to clearance under the Hart-Scott Rodino Act, receipt of required state regulatory approvals and other customary closing conditions.

Additional information about the transaction can be found at centene-wellcare.com.

Allen & Company LLC, Barclays, Evercore and J.P. Morgan Securities LLC are serving as financial advisors to Centene and Skadden, Arps, Slate, Meagher & Flom LLP is serving as its legal counsel. Goldman Sachs is serving as financial advisor to WellCare and Kirkland & Ellis LLP and Locke Lord LLP are serving as legal counsel.

About Centene
Centene Corporation, a Fortune 100 company, is a diversified, multi-national healthcare enterprise that provides a portfolio of services to government sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Many receive benefits provided under Medicaid, including the State Children's Health Insurance Program (CHIP), as well as Aged, Blind or Disabled (ABD), Foster Care and Long-Term Services and Supports (LTSS), in addition to other state-sponsored programs, Medicare (including the Medicare prescription drug benefit commonly known as "Part D"), dual eligible programs and programs with the U.S. Department of Defense. Centene also provides healthcare services to groups and individuals delivered through commercial health plans. Centene operates local health plans and offers a range of health insurance solutions. It also contracts with other healthcare and commercial organizations to provide specialty services including behavioral health management, care management software, correctional healthcare services, dental benefits management, commercial programs, home-based primary care services, life and health management, vision benefits management, pharmacy benefits management, specialty pharmacy and telehealth services.

Centene uses its investor relations website to publish important information about the company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, http://www.centene.com/investors.

About WellCare Health Plans, Inc.
Headquartered in Tampa, Fla., WellCare Health Plans, Inc. (NYSE: WCG) focuses primarily on providing government-sponsored managed care services to families, children, seniors and individuals with complex medical needs primarily through Medicaid, Medicare Advantage and Medicare Prescription Drug Plans, as well as individuals in the Health Insurance Marketplace. WellCare serves approximately 6.3 million members nationwide as of March 31, 2019. For more information about WellCare, please visit the company's website at www.wellcare.com.

Cautionary Statement on Forward-Looking Statements of Centene
All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). In particular, these statements include, without limitation, statements about Centene’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s proposed acquisition of WellCare Health Plans, Inc. (the “WellCare Transaction”), Centene’s recent acquisition (the “Fidelis Care Transaction”) of substantially all the assets of New York State Catholic Health Plan, Inc., d/b/

a Fidelis Care New York (“Fidelis Care”), investments and the adequacy of Centene’s available cash resources.

These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by us in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to us on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the WellCare Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and Centene’s resources or otherwise have an adverse effect on Centene; (ii) the possibility that certain conditions to the consummation of the WellCare Transaction will not be satisfied or completed on a timely basis and accordingly the WellCare Transaction may not be consummated on a timely basis or at all; (iii) uncertainty as to the expected financial performance of the combined company following completion of the WellCare Transaction; (iv) the possibility that the expected synergies and value creation from the WellCare Transaction will not be realized, or will not be realized within the expected time period; (v) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the WellCare Transaction; (vi) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the WellCare Transaction or that the integration of WellCare will be more difficult or time consuming than expected; (vii) the risk that potential litigation in connection with the WellCare Transaction may affect the timing or occurrence of the WellCare Transaction or result in significant costs of defense, indemnification and liability; (viii) a downgrade of the credit rating of Centene’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (ix) unexpected costs, charges or expenses resulting from the WellCare Transaction; (x) the inability to retain key personnel; (xi) disruption from the announcement, pendency and/or completion of the WellCare Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xii) the risk that, following the WellCare Transaction, the combined company may not be able to effectively manage its expanded operations.

Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; (ii) competition; (iii) membership and revenue declines or unexpected trends; (iv) changes in healthcare practices, new technologies, and advances in medicine; (v) increased healthcare costs, (vi) changes in economic, political or market conditions; (vii) changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the Affordable Care Act (“ACA”), and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome of the District Court decision in “Texas v. United States of America” regarding the constitutionality of the ACA; (viii) rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; (ix) Centene’s ability to adequately price products on federally facilitated and state-based Health Insurance Marketplaces; (x) tax matters; (xi) disasters or major epidemics; (xii) the outcome of legal and regulatory proceedings; (xiii) changes in expected contract start dates; (xiv) provider, state, federal and other contract changes and timing of regulatory approval of contracts; (xv) the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); (xvi) the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; (xvii) challenges to Centene’s contract awards; (xviii) cyber-attacks or other privacy or data security incidents; (xix) the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Fidelis Care Transaction, will not be realized, or will not be realized within the expected time period; (xx) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Fidelis Care Transaction; (xxi) disruption caused by significant completed and pending acquisitions, including, among others, the Fidelis Care Transaction, making it more difficult to maintain business and operational relationships; (xxii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions, including, among others, the Fidelis Care Transaction; (xxiii) changes in expected closing dates, estimated purchase price and accretion for acquisitions; (xxiv) the risk that acquired businesses, including Fidelis Care, will not be integrated successfully; (xxv) the risk that, following the Fidelis Care Transaction, Centene may not be able to effectively manage its expanded operations; (xxvi) restrictions and limitations in connection with Centene’s indebtedness; (xxvii) Centene’s ability to maintain the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; (xxviii) availability of debt and equity financing, on terms that are favorable to us; (xxxix) inflation; and (xxx) foreign currency fluctuations.

This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the Securities and Exchange Commission (the “SEC”), including the registration statement on Form S-4 filed by Centene with the Securities and Exchange Commission on May 23, 2019 (the “Registration Statement”), and Centene’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.

Cautionary Statement on Forward-Looking Statements of WellCare
All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Such forward-looking statements are intended to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about WellCare’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of the Transaction, investments and the adequacy of WellCare’s available cash resources.

These forward-looking statements reflect WellCare’s current views with respect to future events and are based on numerous assumptions and assessments made by WellCare in light of WellCare’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors WellCare believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause WellCare or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to WellCare on the date of this communication. Except as may be otherwise required by law, WellCare undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and WellCare’s resources or otherwise have an adverse effect on WellCare; (ii) the possibility that certain conditions to the consummation of the Transaction will not be satisfied or completed on a timely basis and accordingly the Transaction may not be consummated on a timely basis or at all; (iii) uncertainty as to the expected financial performance of the combined company following completion of the Transaction; (iv) the possibility that the expected synergies and value creation from the Transaction will not be realized, or will not be realized within the expected time period; (v) the exertion of management’s time and WellCare’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Transaction; (vi) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Transaction or that the integration of WellCare will be more difficult or time consuming than expected; (vii) the risk that potential litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; (viii) a downgrade of the credit rating of WellCare’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (ix) unexpected costs, charges or expenses resulting from the Transaction; (x) the inability to retain key personnel; (xi) disruption from the announcement, pendency and/or completion of the Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xii) the risk that, following the Transaction, the combined company may not be able to effectively manage its expanded operations.

Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) WellCare’s progress on top priorities such as integrating care management, advocating for WellCare’s members, building advanced relationships with providers and government partners, ensuring a competitive cost position, and delivering prudent, profitable growth, (ii) WellCare’s ability to effectively identify, estimate and manage growth, (iii) the ability to achieve accretion to WellCare’s earnings, revenues or other benefits expected, (iv) disruption to business relationships, operating results, and business generally of WellCare, (v) potential reductions in Medicaid and Medicare revenue, (vi) WellCare’s ability to estimate and manage medical benefits expense effectively, including through its vendors, (vii) WellCare’s ability to negotiate actuarially sound rates, especially in new programs with limited experience, (viii) WellCare’s ability to improve healthcare quality and access, (ix) the appropriation and payment by state governments of Medicaid premiums receivable, (x) the outcome of any protests and litigation related to Medicaid awards, (xi) the approval of Medicaid contracts by the Centers for Medicare & Medicaid Services, (xii) any changes to the programs or contracts, (xiii) WellCare’s ability to address operational challenges related to new business and (xiv) WellCare’s ability to meet the requirements of readiness reviews.

This list of important factors is not intended to be exhaustive. WellCare discusses certain of these matters more fully, as well as certain other factors that may affect its business operations, financial condition and results of operations, in its filings with the Securities and Exchange Commission (the “SEC”), including WellCare’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, WellCare cannot give assurances with respect to its future performance, including without limitation its ability to maintain adequate premium levels or its ability to control its future medical and selling, general and administrative costs.

Important Additional Information and Where to Find It
In connection with the WellCare Transaction, on May 23, 2019, Centene filed with the SEC the Registration Statement, which included a prospectus with respect to the shares of Centene’s common stock to be issued in the WellCare Transaction and a joint proxy statement for Centene’s and WellCare’s respective stockholders (the “Joint Proxy Statement”). The SEC declared the Registration Statement effective on May 23, 2019, and the Joint Proxy Statement was first mailed to stockholders of Centene and WellCare on or about May 24, 2019. Each of Centene and WellCare may file other documents regarding the WellCare Transaction with the SEC. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement or any other document that Centene or WellCare may send to their respective stockholders in connection with the WellCare Transaction. INVESTORS AND SECURITY HOLDERS OF CENTENE AND WELLCARE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CENTENE, WELLCARE, THE WELLCARE TRANSACTION AND RELATED MATTERS. Investors and security holders of Centene and WellCare are able to obtain free copies of the Registration Statement, the Joint Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about Centene and WellCare through the website maintained by the SEC at www.sec.gov. Centene and WellCare make available free of charge at www.centene.com and www.ir.wellcare.com, respectively, copies of materials they file with, or furnish to, the SEC.

No Offer or Solicitation
This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Centene Contacts

Media
Marcela Manjarrez-Hawn
Senior Vice President and Chief Communications Officer
mediainquiries@centene.com
(314) 445-0790

Investors
Edmund E. Kroll, Jr.
Senior Vice President, Finance & Investor Relations
investors@centene.com
(212) 759-0382

WellCare Contacts

Media
Rhonda Mims
Executive Vice President, Chief Public Affairs Officer
wellcaremediarelations@wellcare.com
(813) 290-6208

Investors
Beau Garverick
Senior Vice President, Investor Relations
beau.garverick@wellcare.com
(813) 206-2329